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                                POWER OF ATTORNEY

         We, the undersigned Trustees and/or officers of Schroder Capital Funds (Delaware), hereby severally constitute and appoint Catherine A. Mazza, Carin F. Muhlbaum, and Sharon L. Haugh as his or her true and lawful attorneys, with full power to each of them individually, to sign for us, and in our name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Schroder Capital Funds (Delaware) on Form N-14 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name                                     Capacity                      Date
----                                     --------                      ----

/s/David N. Dinkins             Trustee                           April 23, 2002
------------------------
David N. Dinkins

/s/John I. Howell               Trustee                           April 23, 2002
------------------------
John I. Howell

/s/Peter S. Knight              Trustee                           April 25, 2002
------------------------
Peter S. Knight

/s/Peter E. Guernsey            Trustee                           April 23, 2002
------------------------
Peter E. Guernsey

/s/Sharon L. Haugh              Trustee                           April 23, 2002
------------------------
Sharon L. Haugh

/s/Catherine A. Mazza           Trustee and President             April 23, 2002
------------------------
Catherine A. Mazza

/s/William L. Means             Trustee                           April 23, 2002
------------------------
William L. Means

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Name                                     Capacity                      Date
----                                     --------                      ----

/s/Clarence F. Michalis         Trustee                           April 23, 2002
------------------------
Clarence F. Michalis

/s/Herman C. Schwab             Trustee                           May 6, 2002
------------------------
Hermann C. Schwab

/s/Alan M. Mandel               Treasurer and Chief               April 24, 2002
------------------------        Accounting and
Alan M. Mandel                  Financial Officer

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